UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2004

                                 Rag Shops, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-19194                51-0333503
(State or other jurisdiction of     (Commission File           (IRS Employer
incorporation or organization)           Number)            Identification No.)

                                111 Wagaraw Road
                           Hawthorne, New Jersey 07506
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (973) 423-1303

          (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure.

         On February 25, 2004, Rag Shops, Inc. (the "Company") issued a press release announcing that it had retained the services of SunTrust Robinson Humphrey to provide financial advisory services and review possible strategic alternatives for the Company. The full text of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

            99.1 Press Release dated February 25, 2004 announcing the engagement of SunTrust Robinson Humphrey as financial advisor to the Company.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 25, 2004


                                            RAG SHOPS, INC.



                                            By:_______________________
                                               Stanley Berenzweig
                                               Chairman

                                                             EXHIBIT 99.1

                                 RAG SHOPS, INC.
               111 Wagaraw Road, Hawthorne, New Jersey 07506-2711
                        Telephone: 973-423-1303 ext. 115
                             Facsimile: 973-427-6568

                                  PRESS RELEASE


                                              Contact: Steven B. Barnett
                                                       Executive Vice President

FOR IMMEDIATE RELEASE

Rag Shops Retains SunTrust Robinson Humphrey to Review Strategic Alternatives


Hawthorne, New Jersey, (Business Wire) February 25, 2004 - Rag Shops, Inc. (NASDAQ:RAGS), a specialty retailer of crafts and fabrics, today announced that it had retained the investment banking firm of SunTrust Robinson Humphrey to provide financial advisory services and review possible strategic alternatives for the Company, including, but not necessarily limited to, sale, merger or other corporate transactions, in an effort to maximize shareholder value. There is no assurance that any transaction will result from the engagement or that, if a transaction does occur, it will be on terms that all shareholders consider favorable. Inquiries regarding SunTrust Robinson Humphrey's engagement may be directed to Gordon Watt (404-926-5220) or Brock Matthias (404-926-5758) at SunTrust Robinson Humphrey . The Company's common stock is traded on the NASDAQ SmallCap System under the symbol "RAGS" and its web site can be found at www.ragshop.com.

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by safe harbors created thereby. Such forward-looking statements include those regarding the Company's future results in light of current management activities, and involve known and unknown risks, including competition within the craft and fabric retail industry, weather-related changes in the selling cycle, and other uncertainties (including those risk factors referenced in the Company's filings with the Securities and Exchange Commission).